Exhibit 10.5(b)

FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This First Amendment (“Amendment”) is entered into effective as of November 13, 2017 and is made to the EXCLUSIVE LICENSE AGREEMENT dated November 23, 2015 (the “License Agreement”), by and between THE SCRIPPS RESEARCH INSTITUTE, a California nonprofit public benefit corporation (“TSRI”), and BLACKTHORN THERAPEUTICS, INC., a Delaware corporation (“Licensee”). Capitalized terms used but not defined herein shall have the same meanings set forth in the Agreement.

WHEREAS, TSRI and Licensee are desirous of amending the License Agreement to reflect the inclusion of additional patents to the License Agreement to be licensed by TSRI to Licensee.

NOW, THEREFORE, the parties agree to amend the Agreement as follows:

1.	Amendment to Exhibit A. Exhibit A to the License Agreement is hereby amended to add the following patent application listed here:

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2.	Effect. Except as expressly amended or added herein, all of the other terms and provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives as of the date set forth above.

TSRI:		Sponsor:

THE SCRIPPS RESEARCH INSTITUTE		BLACKTHORN THERAPEUTICS, INC.

By:	/s/	By:	/s/
Title:	Vice President, Business Development	Title:	VP, Operations and Corporate Development
Date:	Wednesday, November 15	Date:	November 15, 2017